UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                SCHEDULE 14A
                   Information Required in Proxy Statement
                          SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|  |  Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

| X| Definitive Proxy Statement

|  | Definitive Additional Materials

|  | Soliciting Material Under Rule 14a-12.

                               FIRST IMPRESSIONS
              (Name of Registrant as Specified in Its Charter)





  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
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0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

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

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Act  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                              FIRST IMPRESSIONS
                      1601 E. Flamingo Road, Suite 18B
                             Las Vegas, NV 89119
                               (702) 866-5834

Dear First Impressions Shareholder:

      You are cordially invited to attend the Annual meeting of shareholders of First Impressions, a Nevada corporation, ("First Impressions") to be held on July 14, 2003, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada 89119. At the Annual meeting, you will be asked to consider and vote on the following proposals;

1. To elect a new Board of Directors for First Impressions to serve until the next annual shareholder's meeting, (current nominations are for Stephen
     W. Carnes);

2.   To change the name of First Impressions to Fortis Enterprises;

3.   To amend the Company's Articles of Incorporation to:
       *    Reflect the name change referenced in proposal 2; and
       * Increase the total number of authorized Common Stock from 50,000,000 shares to 100,000,000 shares.

4. To reaffirm Beckstead and Watts, LLP as auditors for the next year;

5. To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

     The Board of Directors has specified June 12, 2003, at the close of business, as the record date for the purpose of determining the shareholders who are entitled to receive notice of and to vote at the Annual meeting. A list of the shareholders entitled to vote at the Annual meeting will be available for examination by any shareholder at the Annual meeting. For 10 days prior to the Annual meeting, this shareholder list will also be available for inspection by shareholders at our corporate offices at 1601 E. Flamingo Road, Suite 18B, Las Vegas, Nevada during ordinary business hours.

     Please read the proxy statement and other materials concerning First Impressions, which are mailed with this notice, for a more complete statement regarding the Proposals to be acted upon at the Annual meeting.

     Whether or not you plan to attend the Annual meeting, please take the time to vote on the Proposals submitted by completing and mailing the enclosed proxy to us. Please sign, date and mail your proxy indicating how you wish to vote. If you fail to return your proxy, the effect will be a vote against the Proposals.

                                   Sincerely,


                                   Tammy A. Kraft
                                   PRESIDENT

     The Proposals voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Proposals or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

     This proxy statement is dated June 30, 2003, and is first being mailed to First Impressions shareholders on or about July 1, 2003 to shareholders of record as of June 12, 2003.

                              FIRST IMPRESSIONS
                      1601 E. Flamingo Road, Suite 18B
                             Las Vegas, NV 89119
                               (702) 866-5834

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 14, 2003

Dear First Impressions Shareholder:

      We will hold the Annual meeting of Shareholders of First Impressions on July 14, 2003, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada 89119, for the following purposes:

1. To elect a new Board of Directors for First Impressions to serve until the next annual shareholder's meeting, (current nominations are for Stephen
     W. Carnes);

2.   To change the name of First Impressions to Fortis Enterprises;

3.   To amend the Company's Articles of Incorporation to:
       *    Reflect the name change referenced in proposal 2; and
       * Increase the total number of authorized Common Stock, from 50,000,000 shares to 100,000,000 shares.

4.   To reaffirm Beckstead & Watts, LLP as auditors for the next year;

5. To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

      The Board of Directors has determined that the Proposals are fair to, and in the best interests of, the First Impressions shareholders and unanimously recommends that you vote "FOR" the Proposals.

      Only First Impressions shareholders of record at the close of business on June 12, 2003 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the shareholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

      The information contained in this letter is only a summary of the actions to be voted on at the Annual Meeting and is not meant to be complete and exhaustive. You are encouraged to read the attached proxy statement, including its exhibits, in its entirety for further information regarding the proposals.

YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE

PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

                         By Order of the Board of Directors


                         Tammy A. Kraft
                         PRESIDENT

1601 E. Flamingo Road, Suite 18B
Las Vegas, NV 89119
June 30, 2003

                              TABLE OF CONTENTS

                                                              PAGE
SUMMARY OF PROPOSALS                                            1
     Date, Time and Place                                       1
     Purpose of the Meeting                                     1
     Shareholders Entitled to Vote                              1
     Vote Required                                              1
     Recommendation of First Impressions Board of Directors     1

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING              2

WHO CAN HELP ANSWER YOUR QUESTIONS                              3

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS      3

THE ANNUAL MEETING                                              4
     Time, Place and Date                                       4
     Purpose of the Meeting                                     4
          PROPOSAL 1. Election of Directors                     4
          PROPOSAL 2. Change of Name                            4
          PROPOSAL 3. Amendment to Articles of Incorporation    5
          PROPOSAL 4. Reaffirmation of Auditor                  5
          PROPOSAL 5. Transaction of Other Business             6
     Record Date and Voting at the Annual Meeting               6
     Votes Required                                             6
     Solicitation and Proxy Solicitor                           6
     Revocation and Use of Proxies                              6
     Adjournments or Postponements                              7

AUDIT COMMITTEE ( No Audit Committee Exists)                    7

CURRENT OFFICERS AND DIRECTORS                                  7
     Board of Directors Meetings                                7
     Report of Compensation Committee                           8
     Board of Directors Report on Executive Compensation        8

EXECUTIVE COMPENSATION                                          8

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF            8

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE         9

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING               9

OTHER MATTERS                                                   9

EXPENSES OF PROXY SOLICITATION                                  9

WHERE YOU CAN FIND MORE INFORMATION                             9

                            SUMMARY OF PROPOSALS

      This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Proposals and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

Date,  Time and Place of Annual  July 14, 2003,  at  10:00 a.m.,  Las  Vegas
Meeting time, at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada, 89119 ("the Annual Meeting"). (See "INTRODUCTION")

Purpose of the Meeting           1.To  elect  a  new Board of Directors  for
                                   First Impressions to serve until the next
                                   annual   shareholders  meeting,  (current
                                   nominations are for Stephen W. Carnes);
                                 2.To change the name of First Impressions
                                   to Fortis Enterprises;
                                 3.To   amend  the  Company's  Articles   of
                                   Incorporation to:
                                   *  Reflect the name change referenced  in
                                   proposal 2;
                                   * Increase the total number of authorized
                                   Common Stock, from 50,000,000 shares to 100,000,000 shares;
                                 4.  To  reaffirm Beckstead & Watts, LLP  as
                                   auditors for the next year;
                                 5.To  transact such other business  as  may
                                   properly come before the Annual meeting or any adjournment or postponement.

Shareholders Entitled to Vote    Only  First  Impressions  shareholders   of
                                 record at 5:00 p.m., Las Vegas time on June
                                 12, 2003 are entitled to notice of and to vote at the Annual Meeting.

Vote Required                    Under  Nevada  law, the  Proposals  at  the
                                 Annual meeting require the affirmative vote of the holders of a majority of the First
                                 Impressions Common Stock outstanding and entitled to vote. (See "Introduction," and "The Proposal-Vote Required.") The officers and directors of First Impressions control an aggregate of 5,000,000 shares of common stock out of a total 20,000,000 issued and outstanding.

Recommendation of the Board  of
Directors of First Impressions   Our  Board of Directors has determined that
                                 the Proposals are advisable and in the best interests of First Impressions and our shareholders and that the Proposals are fair to our shareholders. Our Board of Directors recommends that you vote "FOR" adoption of the Proposals.

             QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

     Our Board of Directors recommends that you vote "FOR" adoption of the Proposals. Our Board of Directors has determined that the Proposals are advisable and in the best interests of First Impressions and our shareholders and that the Proposals are fair to our shareholders.

     Our Board of Directors has approved and recommended adoption of the Proposals.

IF MY SHARES OF FIRST IMPRESSIONS COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

      No. The law does not allow your broker to vote your shares of First Impressions common stock on the Proposals at the Annual meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Proposals.

IF  I  SEND  IN MY PROXY BUT DO NOT INDICATE MY VOTE, HOW WILL MY  SHARES  BE
VOTED?

      If you sign and return your proxy but do not indicate how to vote your shares at the Annual meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY?

      Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy is the same as voting against the Proposals.

WHAT SHOULD I DO NOW TO VOTE AT THE ANNUAL MEETING?

      Sign, mark and mail your proxy indicating your vote on the Proposals to Securities Law Institute 770 East Warm Springs Road, Suite. 250, Las Vegas, NV 89119 as soon as possible, so that your shares of First Impressions common stock can be voted at the Annual meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY?

      Yes. You may change your vote at any time before your proxy is voted at the Annual meeting. You can do this in one of three ways:

(1) You can send First Impressions a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Annual meeting;
(2) You can send First Impressions a new proxy prior to the vote at the Annual meeting, which to be effective must be received by First Impressions prior to the vote at the Annual meeting; or

(3) You can attend the Annual meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Annual meeting and cast your vote at the Annual meeting.

      Send any revocation of a proxy or new proxy to the attention of the Corporate Secretary at First Impressions, 1601 E. Flamingo Road, Suite 18B, Las Vegas, Nevada 89119 (702) 866-5834. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

                     WHO CAN HELP ANSWER YOUR QUESTIONS

      If you have more questions about the Proposals or would like additional copies of the proxy statement, you should contact:

                              First Impressions
                      1601 E. Flamingo Road, Suite 18B
                             Las Vegas, NV 89119
                    Attention: Tammy A. Kraft, President
                      Telephone Number: (702) 866-5834

                       CAUTIONARY STATEMENT CONCERNING
                         FORWARD-LOOKING STATEMENTS

      This proxy statement and the documents to which we refer you to in this proxy statement may contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

*    our financial performance and projections;
*    our growth in revenue and earnings; and
*    our business prospects and opportunities.

      You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including

*    our ability to retain the business of our significant customers;
*    our ability to keep pace with new technology and changing market needs;
*    our ability to obtain capital; and
*    the competitive environment of our business.

      These and other factors may cause our actual results to differ materially from any forward-looking statement.

      Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

                             THE ANNUAL MEETING

TIME, PLACE AND DATE

     We are furnishing this proxy statement to First Impressions shareholders in connection with the solicitation of proxies by the First Impressions Board of Directors for use at the Annual meeting of shareholders of First Impressions to be held on July 14, 2003, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 Warm Springs Road, Suite 250, Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Shareholders.

PURPOSE OF THE MEETING

      At the Annual meeting, holders of First Impressions common stock of record as of the close of business on June 12, 2003 will be eligible to vote upon the following proposals:

PROPOSAL 1.    Election of Directors:

     Our shareholders elect the members of the Board of Directors annually. Current nominations are for Stephen W. Carnes. The nominee has consented to his nomination to the Board of Directors, and will serve if elected. However, if the nominee should become unavailable for election, the accompanying proxy will be voted for the election of our current director as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled by the director. The Company has no reason to believe that Mr. Carnes will be unavailable.

     The following information is provided regarding the nominee for election to the Board of Directors.

Stephen W. Carnes, age 39, is President and CEO of Valde Connections, Inc., a publicly traded company trading on the OTC Bulletin Board. From 2000 to 2003, Mr. Carnes was founder and co-owner of a private public relations firm that assisted companies with marketing and public relations. From 1998 to 2003, Mr. Carnes has been self-employed as an independent manufacturers representative acting as an outside sales representative for various companies. From 1982 thru 1986, Mr. Carnes attended Indiana University at Fort Wayne, Indiana and received a B.S. degree in Business Administration.

THE  BOARD  OF  DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION  OF  STEPHEN  W.
CARNES.

PROPOSAL 2.    Change of name from First Impressions to Fortis Enterprises:

      The Board of Directors has determined that its existing name, "First Impressions" is limiting the Company's ability to pursue the expansion of its business into other marketing arenas. Therefore, the Board of Directors has chosen, and approved the name, "Fortis Enterprises," for its new name, subject to approval of its shareholders at the annual meeting. The Board of Directors is of the belief that the name Fortis Enterprises is more generic and allows for more flexibility in the future expansion of business opportunities. If the name change is approved by the shareholders our Articles of Incorporation will have to be amended and filed with the Nevada Secretary of State in order to make the name change effective. A copy of the Amendment to the Articles of Incorporation is attached hereto as Exhibit A.

     The proposed amendment reads as follows:

A. Article 1. shall be deleted in its entirety and the following inserted in lieu thereof:

Article 1.     The exact name of this corporation is:

          FORTIS ENTERPRISES

     If the shareholders vote in favor of the name change, certificates for shares of the Company's common stock issued under First Impressions name will continue to represent the same interest in the Company under the new name.
IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES, ALTHOUGH SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH, AT THEIR SOLE EXPENSE.

THE  BOARD  OF  DIRECTORS  RECOMMENDS A VOTE FOR THE  NAME  CHANGE  TO  FIRST
IMPRESSIONS.

PROPOSAL 3.    Amend the Company's Articles of Incorporation:

     The Company is proposing to amend its Articles of Incorporation to increase the total amount of authorized Common Stock, from 50,000,000 shares to 100,000,000 shares.

     The Board of Directors believes the increase in the authorized shares of common stock will provide the Company greater flexibility with respect to its capital structure for such purposes as additional equity financing and stock based acquisitions.

     If the increase in common stock is approved by the shareholders our Articles of Incorporation will have to be amended and filed with the Nevada Secretary of State in order to make the increase in common stock effective. A copy of the Amendment to the Articles of Incorporation is attached hereto as Exhibit A.

     The proposed amendment reads as follows:

  A. Article IV. Section 1. shall be deleted in its entirety and the following inserted in lieu thereof:

Section 1. Authorized Shares. The total number of shares which this corporation is authorized to issue is 100,000,000 shares of Common Stock of $0.001 par value and 5,000,000 shares of Preferred Stock of $0.001 par value.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION.

PROPOSAL 4.    Reaffirm the appointment of Beckstead & Watts, LLP as auditors for the next year:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAFFIRMATION OF BECKSTEAD AND WATTS, LLP AS AUDITORS FOR THE NEXT YEAR.

PROPOSAL 5.    Transaction of other business:

     The Company may transact such other business as may properly come before the Annual meeting or any adjournment or postponement thereof, however, the Board of Director's knows of no matters, other than those outlined above, that will be presented for action at the Annual Meeting.

RECORD DATE AND VOTING AT THE ANNUAL MEETING

     The Board of Directors has fixed the close of business on June 12, 2003, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual meeting and any adjournments and postponements of the Annual meeting. On that day, there were 20,000,000 shares of First Impressions common stock outstanding, which shares were held by approximately 49 shareholders of record. Holders of First Impressions common stock are entitled to one vote per share.

      A majority of the issued and outstanding shares of First Impressions common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual meeting. If a quorum is not present, the Annual meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Annual meeting for the transaction of business.

VOTES REQUIRED

      Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of First Impressions common stock entitled to vote at the Annual meeting. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

      Brokers, and in many cases nominees, will not have discretionary power to vote on the Proposals to be presented at the Annual meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Annual meeting.

SOLICITATION AND PROXY SOLICITOR

      First Impressions will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. First Impressions will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of First Impressions common stock. First Impressions shareholder proxies may be solicited by directors, officers and employees of First Impressions strictly through the mailing of the proxy statement only.

REVOCATION AND USE OF PROXIES

     The enclosed proxy is solicited on behalf of the First Impressions Board of Directors. A shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to First Impressions before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to First Impressions before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at First Impressions, 1601 E. Flamingo Road, Suite 18B, Las Vegas, NV 89119. Attendance at the Annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

     Subject to proper revocation, all shares of First Impressions common stock represented at the Annual meeting by properly executed proxies received by First Impressions will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

     Although it is not expected, the Annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual meeting may be made without notice, other than by an announcement made at the Annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual meeting, whether or not a quorum exists. Any adjournment or postponement of the Annual meeting for the purpose of soliciting additional proxies will allow First Impressions shareholders who have already sent in their proxies to revoke them at any time prior to their use.

                               AUDIT COMMITTEE

      The  Board of Directors, elected not to incur the expense of  an  Audit
Committee.  Therefore,  at  this time the Company  does  not  have  an  Audit
Committee.

                        CURRENT OFFICER AND DIRECTOR

   The directors are to be elected to the Board of Directors for one year to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

   The following table sets forth information regarding each nominee.

Name            Age    Current Positions and Offices With First Impressions

Tammy Kraft     39     President, Director, Secretary/Treasurer

     Tammy Kraft, age 39, has held the position of President, Secretary, Treasurer, and Director of the Company from inception. Since 1995 Mrs. Kraft has held a position as technician in the cosmetic and hair salon industry. During her spare time Mrs. Kraft has concentrated her efforts on computers and internet, with a focus on e-Commerce.

     Executive officers are to be elected by the Board of Directors of First Impressions at its meeting of directors held immediately following the Annual meeting of shareholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

BOARD OF DIRECTORS MEETINGS

      The Board of Directors of First Impressions met one time during the fiscal year ended December 31, 2002.

REPORT OF COMPENSATION COMMITTEE

     The Company has no separate Compensation Committee; our sole officer and director makes decisions regarding executive compensation.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

                           EXECUTIVE COMPENSATION

     The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:


                                                           Long Term
                   Annual Compensation                    Compensation

Name and
Principal                          Other Annual    Restricted
Position  Year  Salary(1)   Bonus  Compensation      Stock     Options  Other
Tammy
Kraft,
President 2000   $1,250    $3,000       -0-       5,000,000(2)   -0-     -0-
          2001   $1,769      -0-        -0-           -0-        -0-     -0-
          2002    $-0-       -0-        -0-           -0-        -0-     -0-

  (1)  Based on a 3 month period at $500 per month.
  (2) Reflects a 100:1 forward split which was approved by the board of Directors on January 10, 2002.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the beneficial ownership of the Company's common stock of each beneficial owner of more than 5% of the common stock, director, officer, and all directors and officers of the Company as a group:


                                            Amount and Nature of
   Title of         Name and Address             Beneficial         Percent
     Class       of Beneficial Owner(1)          Ownership         of Class


  Common       Tammy Kraft (2)                  5,000,000             25%
               1601 E. Flamingo Rd., #18B
               Las Vegas, NV 89119

  Common       Shearson Barney Equity Fund      5,000,000             25%
               2332 Villandry Court
               Henderson, NV 89074

  Common       Titanium Financial Fund          5,000,000             25%
               2620 So. Maryland Pkwy #195
               Las Vegas, NV 89019

  Common       Directors and Officers          15,000,000             75%
               as a group


(1)Addresses are furnished only for those beneficial owners of 5% or more of the Company's Common Stock.
(2)On October 18, 2000, Mrs. Kraft, pursuant to a written employment agreement, was issued 5,000,000 (post split) common shares at par value as additional assistance in the formation of the Company.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding ten percent (10%) or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. The Company believes that all reports required to be filed by Section 16(a) were filed on a timely basis.

              SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Qualified shareholders who want to have proposals presented at the 2004 annual meeting must deliver them to the Company by December 31, 2003, in order to be considered for inclusion in next year's proxy statement and proxy.

                                OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not intend to bring any other business before the Annual meeting of First Impressions shareholders and, so far as is known to the Board of Directors, no matters are to be brought before the Annual meeting except as specified in the notice of Annual meeting. However, as to any other business that may properly come before the Annual meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the Board of Directors.

                       EXPENSES OF PROXY SOLICITATION

     The principal solicitation of proxies will be made by mail. However, our sole officer, whom will not be compensated therefore, may solicit proxies by letter, telephone or personal solicitation. Expense of distributing this Proxy Statement to shareholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by First Impressions.

                     WHERE YOU CAN FIND MORE INFORMATION

     First Impressions files quarterly and annual reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that First Impressions files with the Securities and Exchange Commission at the Securities and Exchange Commission's website at "http://www.sec.gov."

     Shareholders may obtain documents by requesting them in writing or by telephone from First Impressions at the following address:

                              FIRST IMPRESSIONS
                      1601 E. Flamingo Road, Suite 18B
                             Las Vegas, NV 89119
                               (702) 866-5834

     You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 30, 2003. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

                              FIRST IMPRESSIONS
                                    PROXY

                       Annual Meeting of Shareholders
                                July 14, 2003

The undersigned appoints The Board of Directors of First Impressions with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of First Impressions, to be held July 14, 2003, beginning at 10:00 a.m., Pacific Time, at the Securities Law Institute office located at 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Shareholders dated June 12, 2003, a copy of which has been received by the undersigned, as follows:

1.   Vote ___                        Withhold Vote  ___

for the election of the following nominee as director of the Company, to serve until the next annual meeting and until their successors are elected and qualify:

                             Stephen W. Carnes.

Please indicate the names of those for whom you are withholding your vote:

2.   Vote ___                      Withhold Vote  ___

for changing the name of First Impressions to Fortis Enterprises.

3.   Vote ___                      Withhold Vote  ___

for amending the Company's Articles of Incorporation to increase the total number of authorized Common Stock from 50,000,000 to 100,000,000 shares.

4.   Vote ___                      Withhold Vote  ___

for the reaffirmation of Beckstead & Watts, LLP as auditors for the next year.

5. In there discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.


Date ___________________________, 2003     Number of Shares ________________


Please sign exactly as
your name appears on
your stock certificate(s).
If your stock is issued in          Signature
the names of two or more            Print Name Here:___________________
persons, all of them must
sign this proxy.  If signing
in representative capacity,
please indicate your title.
                                    Signature
                                    Print Name Here:___________________

       PLEASE SIGN AND RETURN THIS PROXY PRIOR TO JULY 14, 2003.

                              Mail To:
                              Securities Law Institute
                              770 East Warm Springs Rd., Suite. 250
                              Las Vegas, Nevada 89119

EXHIBIT A

                         CERTIFICATE OF AMENDMENT OF

                        ARTICLES OF INCORPORATION OF

                              FIRST IMPRESSIONS


     The undersigned President and Secretary of FIRST IMPRESSIONS does hereby certify:

     That  the  Board  of Directors of said Corporation, at  a  meeting  duly convened  and  held on the  12th day of June, 2003, adopted a  resolution  to amend the Articles of Incorporation as follows:

1.   Article I is amended to read as follows:

     The exact name of this corporation is:

                             FORTIS ENTERPRISES

2.   Article IV, Section 1. shall be deleted in its entirety and the following inserted in lieu thereof:

     Section  1.  Authorized Shares.  The total number of shares  which  this corporation is authorized to issue is 100,000,000 shares of Common  Stock  of

$.001  par value and 5,000,000 shares of Preferred Stock of $.001 par  value.

The  authority of the Corporation to issue non-voting convertible and/or non-

voting  non-convertible preferred shares together with additional classes  of shares  may  be  limited  by  resolution of the Board  of  Directors  of  the

Corporation.  Preferred shares and additional classes of shares may be issued from  time  to  time as the Board of Directors may determine  in  their  sole judgment and without the necessity of action by the holders of Shares.

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 20,000,000; that the said changes and amendments have been consented to and approved by a majority of the  stockholders  holding  at  least a majority  of  stock  outstanding  and entitled to vote thereon at a meeting of the Stockholders held _____________,

2003.

     Dated: ______________, 2003


                              ____________________________________
                              TAMMY KRAFT, President


                              _____________________________________
                              TAMMY KRAFT, Secretary



STATE OF NEVADA     )
                    ) SS:
COUNTY OF __________)

     On ___________, 2003, personally appeared before me, a Notary Public, Tammy Kraft, who acknowledged that she executed the above instrument as President and Secretary of First Impressions.

                                   _____________________________
                                   NOTARY PUBLIC